UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2001

                          DCI Telecommunications, Inc.
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               (Exact name of Registrant as specified in charter)

                  Colorado              2-96976-D          84-1155041
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       (State or other jurisdiction   (Commission       (I.R.S. Employer
        of incorporation)              File Number)      Identification)

        488 Schooley's Mountain Road  Hackettstown,N.J.         07840
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             (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code: (908) 684-8233
                                                       --------------

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      (Former name or former address, if changed, since last report)


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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

Effective November 22, 2001,The Board of directors declared its intentions to distribute, after all corporate expenses have been settled, the shares it owns in Business Translation Service Inc. to its shareholders. In addition, the letter of intent with Kaleidoscope Media Group Inc., OTC bulletin Board symbol KMGGE was terminated by the mutual consent of both parties.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DCI Telecommunications, Inc.

Date:  November 22, 2001               By:  /s/ John J Adams
                                      -------------------------
                                      John J Adams, Chairman& CEO